UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2024

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

18455 S. Figueroa Street
Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFIE	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	FFIEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 18, 2024, Faraday Future Intelligent Electric Inc. (NASDAQ: FFIE) (the “Company”) received written notice (the “Nasdaq Letter”) from The Nasdaq Stock Market LLC (“Nasdaq”) from The Nasdaq Stock Market (“Nasdaq”) indicating that the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1). The Nasdaq Letter was issued in accordance with standard Nasdaq procedures due to the delayed filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Form 10-K”).

The Nasdaq Letter advised the Company that it is permitted 60 calendar days to submit a plan to regain compliance with Nasdaq Listing Rule 5250(c)(1), and that the Nasdaq staff can grant the Company an exception of up to 180 calendar days from the due date of the Form 10-K to regain compliance. The Nasdaq Letter further advised the Company that it will be placed on a list of non-compliant Nasdaq companies beginning five business days after April 18, 2024.

The Company previously filed a Form 12b-25 with the U.S. Securities and Exchange Commission on April 2, 2024, disclosing that it was unable to file the Form 10-K within the prescribed time period without unreasonable effort or expense. As noted in the Form 12b-25, the Company is working diligently towards the goal of being in a position to file the Form 10-K by the end of April 2024, but at this time cannot predict with certainty when the preparation and filing of the Form 10-K will be completed.

The Company intends to timely submit a plan to regain compliance to the Nasdaq Listing Qualifications Department.

Forward Looking Statements

This Current Report on Form 8-K includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Forward-looking statements are based on the Company’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond the Company’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others, the failure to obtain stockholder approval for the Reverse Stock Split Proposal and the other risks, uncertainties and factors detailed in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the Securities and Exchange Commission (“SEC”) on March 9, 2023, as amended by the Form 10-K/A filed with the SEC on August 21, 2023, and as further amended by its Quarterly Report on Form 10-Q/A for the period ended March 31, 2023, its Quarterly Reports on Form 10-Q for the periods June 30, 2023 and September 30, 2023, and other documents filed by the Company from time to time with the SEC, including the Company’s Current Report on Form 8-K filed with the SEC on December 27, 2023, as amended by the Form 8-K/A filed with the SEC on December 28, 2023. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: April 24, 2024	By:	/s/ Jonathan Maroko
	Name:	Jonathan Maroko
	Title:	Interim Chief Financial Officer

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